CAPITAL FOR YOUR CONQUEST 2005 N O V E M B E R CORPORATE PRESENTATION All information as of September 30, 2005 unless indicated. Friedman, Billings, Ramsey Group, Inc. November 1, 2005 Exhibit 99.1

Corporate Presentation
November 2005

This document is intended solely for the use of the party to whom FBR has provided it, and is not to be reprinted or redistributed without the permission of FBR. All references to “FBR” refer to Friedman, Billings,
Ramsey Group, Inc., and its predecessors and subsidiaries as appropriate. Investment banking, sales, trading, and research
services¹
are provided by Friedman, Billings, Ramsey & Co., Inc. (FBR & Co.), except for those online offering, mutual fund distribution and discount brokerage services provided by FBR
Investment Services, Inc. (FBRIS), and those services in the U.K., Europe and elsewhere outside the United
States and Canada provided by Friedman, Billings, Ramsey International, Ltd. (FBRIL). FBR & Co. and
FBRIS are broker-dealers registered with the SEC and are members of the NASD.  FBRIL, based in the U.K, is regulated by the Financial Services Authority.  Asset management services, including managed hedge funds, mutual funds, private equity and venture capital funds, are provided by FBR subsidiaries FBR
Investment Management, Inc. (FBRIM), FBR Fund Advisers, Inc., and Money Management Advisers, Inc.,
which are investment advisers registered with the SEC. Trust services, including mutual fund custody and administration, are provided by FBR National Trust Company.  Mortgage lending and origination provided by
First NLC Financial Services, LLC (FNLC).
On March 31, 2003, Friedman, Billings, Ramsey Group, Inc. merged with FBR Asset Investment Corporation
(“FBR Asset”), a real estate investment trust (“REIT”) managed by FBR prior to the merger. The merged company, Friedman, Billings, Ramsey Group, Inc. is structured as a REIT for U.S. Federal Income Tax purposes and conducts its brokerage, sales and trading, investment banking, asset management and banking business through taxable REIT subsidiaries.
This document is intended for information purposes only, and shall not constitute a solicitation or an offer to buy or sell, any security or services, or an endorsement of any particular investment strategy.
For additional important information, please visit our website, www.fbr.com.
CAUTIONS ABOUT FORWARD-LOOKING INFORMATION
This presentation and the information incorporated by reference in this presentation include forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the
Securities Exchange Act of 1934, as amended. Some of the forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “plans,”
“estimates” or “anticipates” or the negative of those words or other comparable terminology. Statements concerning projections, future performance developments, events, revenues, expenses, earnings, run rates, and any other guidance on present or future periods constitute forward-looking statements. Such statements include, but are not limited to, those relating to the effects of growth, revenues and earnings, our principal investing activities, levels of assets under management and our current equity capital levels. Forward-looking statements involve risks and uncertainties. You should be aware that a number of important factors could cause our actual results to differ materially from those in the forward-looking statements. These factors include, but are not limited to, the overall environment for interest rates, repayment speeds within the mortgage backed securities market, risk associated with equity investments, the demand for public offerings, activity in the secondary securities markets, competition among financial services firms for business and personnel, the high degree of risk associated with venture capital investments, the effect of demand for public offerings, mutual fund and 401(k) pension plan inflows or outflows in the securities markets, volatility of the securities markets, available technologies, the effect of government regulation and of general economic conditions on our own business and on the business in the industry areas on which we focus, fluctuating quarterly operating results, the availability of capital to us and risks related to online commerce. We will not necessarily update the information presented or incorporated by reference in this presentation if any of these forward looking statements turn out to be inaccurate. Risks affecting our business are described throughout our Form 10-K, especially in the section entitled “Risk Factors.” The entire Form 10-K, including the Consolidated Financial Statements and the notes and any other documents incorporated by reference into the Form 10-K, as well as, the Forms 10-Q and 8-K filed subsequent to the Form 10-K, should be read for a complete understanding of our business and the risks associated with that business.
1. Research is provided by FBR & Co.’s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage.  In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports.  Research analysts are eligible to receive bonus compensation that is based on FBR & Co.’s overall operating revenues, including revenues generated by FBR & Co.’s investment banking department.  Specific information is contained in each research report concerning FBR& Co.’s relationship with the company that is the subject of the report.

Piper Jaffray
A. G. Edwards
Stifel Financial Corp
SWS Group
Raymond James
Morgan Stanley
Jefferies Group
Legg Mason
Merrill Lynch
Bear Stearns
Lehman Brothers
Goldman Sachs
Friedman Billings Ramsey
Average Investment Bank

Corporate Presentation
November 2005

Investment Banking
#1 underwriter of common stock for U.S.
companies valued $2 billion and under ¹
#1 underwriter of Real Estate IPOs
1
#2 underwriter of Oil & Gas common stock
1
Research and Institutional Brokerage
9
29% compound growth in customer trading
volume since 2000
Capital Markets
Business Overview
• Friedman Billings Ramsey (NYSE: FBR) is a top ten investment banking firm
1
• Most efficient platform among Major Investment Banks as measured by net income per employee
5, 6
• 31% Revenue Compound Annual Growth Rate (CAGR) 1992
through Q3 2005
• Annualized core dividend: $ .80 (yield 8.5%)
2, 3
• Core book value per share: $9.44
2, 4
• Equity: $1.4 billion; Assets: $21.0 billion
2, 4
• Market cap of $1.6 billion
2, 3
• Focused on 8 specific industry sectors
1. Source Dealogic; see page 6. 2.  See FBR 2005 Q3 Earnings Release, ex. 99.1. 3.  10/24/05 closing price of $9.36. 4.  As of 9/30/05. 5. FBR net income and employees exclude FNLC.
6. Major Investment Banks: Publicly traded U.S. underwriters of public common stock in 2004, classified as Securities Brokers & Dealers (SIC 6211)  with greater than $200 million in revenue in their last reported twelve months (ltm).  Sources: SEC filings, Capital IQ, Bloomberg, company financials. 7.  See pages 12-14. 8.  See page 10.
9. Research is provided by FBR & Co.’ s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage.  In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports.  Research analysts are eligible to receive bonus compensation that is based on FBR & Co.’s overall operating revenues, including revenues generated by FBR & Co.’s investment banking department.  Specific information is contained in each research report concerning FBR& Co.’s relationship with the company that is the subject of the report.
Mortgage Investing Portfolios
Mortgage Loans
Agency Issued Securities
Merchant Banking
Investment banking fees associated with
portfolio companies have totaled over
$450 million since January 1, 2001
8
Principal Investment
Mutual Funds
Top tier asset management products
Private Wealth Management
SEC-Registered Investment Adviser
Proprietary Managed Funds
Hedge Funds
Funds of Funds
Asset Management
7
Net Income Per Employee
6
(thousands of dollars; ltm as of September 30, 2005)
$12 $13
$18
$34
$39
$70
$73
$80
$98
$120
$134
$91
$235
$249

Corporate Presentation
November 2005

Legal Structure
REIT Parent with Full Taxpayer Subsidiaries
1. Research is provided by FBR & Co.’s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage.  In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports.  Research analysts are eligible to receive bonus compensation that is based on FBR & Co.’s overall operating revenues, including revenues generated by FBR & Co.’s investment banking department.  Specific information is contained in each research report concerning FBR& Co.’s relationship with the company that is the subject of the report.
FBR Taxable REIT Subsidiary (“TRS”) Holdings, Inc.
Full Taxpayer
Friedman, Billings, Ramsey Group, Inc. (NYSE: FBR)
REIT Election
Mortgage Portfolios
Merchant Banking
First NLC Financial Services, LLC
Mortgage Origination
Friedman, Billings, Ramsey & Co., Inc.
Investment Banking
Institutional Brokerage
Research ¹
Friedman, Billings, Ramsey International, Ltd.
European Operations
FBR Investment Services, Inc.
FBR Direct
Online Brokerage
FBR Investment Management, Inc.
Private Wealth Management
Managed Funds
FBR Fund Advisers, Inc.
Mutual Funds

Corporate Presentation
November 2005

Business Summary
1. See pages 12-14. 2.  Headcount numbers approximate as of 9/30/05. 3.  See page 9. 4.  Source Dealogic; see page 6.
5. Coverage as of 8/5/05. Research is provided by FBR & Co.’s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage.  In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports.  Research analysts are eligible to receive bonus compensation that is based on FBR & Co.’s overall operating revenues, including revenues generated by FBR & Co.’s investment banking department.  Specific information is contained in each research report concerning FBR& Co.’s relationship with the company that is the subject of the report.
194 Investment Banking
personnel
8 focused industry sectors
Consumer
Diversified Industrials
Energy & Natural
Resources
Financial Institutions
Healthcare
Insurance
Real Estate
Technology, Media &
Telecommunications
Top 10 lead underwriter
through 9/30/05: 4
91 transactions with
$32.2B in total
transaction value
39 lead and sole-
managed public
underwritings / private
placements
19 M&A and Advisory
assignments
$15.5B of Asset-Backed
Securitizations (ABS)
Investment Banking ²
198 Institutional Brokers,
Traders and Sales Traders
Market-maker in over 585
equity and debt securities
Cover over 700 institutional
investors
50 Senior Analysts
Department total 132
Over 595 companies under
coverage
Consumer
Diversified Industrials
Energy & Natural
Resources
Financial Institutions
Healthcare
Insurance
Real Estate
Technology, Media &
Telecommunications
Fixed-Income and ABS
Research Coverage
Institutional
Brokerage ²
Research
5
Sales & Trading
Capital Markets
Assets of $9.3 billion, as of
September 30, 2005
Mortgage-backed
securities primarily
guaranteed by Freddie
Mac, Fannie Mae or
Ginnie Mae (GSEs)
Portfolio composition
1/1 ARMs through 5/1
Hybrid ARMs
3
Dedicated $12 billion
funding source
Assets of $7.0 billion held for
investment and $1.5 billion
held for sale, as of
September 30, 2005
Loans acquired through
wholly-owned FNLC or
from third parties
Focus on higher quality
non-prime loans
Ultimately funded
through securitization
Mortgage Investing
and Origination
$361 million long-term
investment portfolio as of
September 30, 2005
20 Merchant Banking equity
investments funded with FBR
Group equity as of
September 30, 2005
FBR Group potential long-
term investments include:
Preferred and common
equity
Senior secured and
mezzanine loans
Interest in proprietary
funds
Direct assets
Merchant Banking
Principal Investing
Mortgage Loans
Mortgage-Backed
Securities
Hedge funds
Equity mutual funds
Fixed income mutual funds
Tax-exempt funds
Money market funds
Private equity funds
Venture capital funds
Private Wealth Management
Open architecture asset
allocation and
performance reporting
Risk-managed portfolio
construction
Best of breed third party
traditional investments
Access to FBR
proprietary alternative
strategies and dealflow
Liquidity management
10b5-1 Plans and options
/ stock sales
Restricted stock sales
and concentrated
strategies
Asset Management ¹

Corporate Presentation
November 2005

Capital Markets
Investment Banking
• #1 Book-Running Manager of common stock offerings for U.S. companies valued $2 billion and under ¹
• Concentrated on specific industries where FBR has developed in-depth expertise and relationships
• These industries comprised 80% of the equity raised and 87% traded in the U.S. in 2004
• We continue to see new business opportunities
1. Source: Dealogic; see page 6.
2. Excluding asset-backed securities transactions.
3. First three quarters of 2005 Annualized (12-month estimate).
Investment Banking Transactions by Industry ²
(% to total; through Q3 2005)
Lead or Sole-Managed Average Deal Size
(millions of dollars)
INDUSTRY
COMPOSITION
Healthcare
4%
Financial Institutions
31%
Technology, Media & Telecom
17%
Real Estate
19%
Energy
21%
Diversified Industrials
4%
Insurance
4%
$47.8
$68.5
$92.2
$184.6
$173.2
$219.4
2000 2001 2002 2003 2004
2005-E ³

Corporate Presentation
November 2005

Investment Banking Rankings
First Three Quarters of 2005 Underwriting
Note: Apportioned credit to all book-running managers; Issuer nationality as noted; excludes closed-end funds and best efforts.
Source:  Dealogic.
Book-Running
Manager # of Deals
Amount
Raised
Friedman Billings Ramsey
21 4,284.1 $
Citigroup 40 4,207.9
Merrill Lynch & Co
40 4,187.1
Morgan Stanley 25 4,052.9
Lehman Brothers
37 3,802.7
JP Morgan 32 3,560.4
Credit Suisse First Boston 30 3,287.3
UBS
33 2,806.0
Goldman Sachs & Co 20 2,472.7
Banc of America Securities
25 1,746.3
Bear Stearns & Co Inc 17 1,576.2
Wachovia Capital Markets LLC 18 1,430.6
US Issuers - All Industries
Market Cap $2B & Under
1/1/2005 - 9/30/2005  All Common Stock
(IPO, Secondary, Private)
Book-Running
Manager # of Deals
Amount
Raised
Goldman Sachs & Co 3 1,747.1 $
Friedman Billings Ramsey 4 1,744.3
JP Morgan
7 1,611.6
Citigroup 3 1,414.9
Lehman Brothers
5 480.3
Raymond James 4 404.8
Jefferies & Co Inc 4 377.9
Morgan Stanley
1 326.0
RBC Capital Markets 1 299.8
Bear Stearns & Co Inc
2 269.6
Credit Suisse First Boston 3 216.5
Banc of America Securities 3 138.5
US Issuers - Oil & Gas Industry
All Market Caps
1/1/2005 - 9/30/2005  All Common Stock
(IPO, Secondary, Private)
Book-Running
Manager # of Deals
Amount
Raised
Friedman Billings Ramsey
5 962.8 $
JP Morgan 2 324.8
Citigroup
2 306.4
UBS 2 289.8
Credit Suisse First Boston
2 265.0
Wachovia Capital Markets LLC 1 207.0
Lehman Brothers 1 150.0
Bear Stearns & Co Inc
1 150.0
Banc of America Securities 1 124.7
Merrill Lynch & Co
1 115.0
Deutsche Bank 1 115.0
BMO Financial Services 1 43.0
Global Issuers - Real Estate Industry
All Market Caps
1/1/2005 - 9/30/2005
IPOs Only

Corporate Presentation
November 2005

Capital Markets
Research and Institutional Brokerage
• 198 institutional brokers, traders and sales traders; 50 senior analysts
• Understanding of investment philosophy leads to powerful distribution platform
• 29% volume growth CAGR from 2000 through Q3 2005
• Currently provide research on 39% of S&P 500 by market capitalization
• Over 595 companies and 83 fixed-income securities under research coverage
1
• Make markets in more than 585 securities
1. As of 8/5/05. Research is provided by FBR & Co.’s Research department, which is independent from the Investment Banking department of FBR & Co., and has the sole authority to determine which companies receive research coverage and the recommendation contained in the coverage.  In the normal course of its business, FBR & Co. seeks to perform investment banking and other fee generating services for companies that are the subject of FBR & Co. research reports.  Research analysts are eligible to receive bonus compensation that is based on FBR & Co.’s overall operating revenues, including revenues generated by FBR & Co.’s investment banking department.  Specific information is contained in each research report concerning FBR& Co.’s relationship with the company that is the subject of the report.
2. Q3 2005 Annualized (12-month estimate); Q3 2005 Actuals: Listed – 985, OTC - 602.
Research Coverage: All Companies ¹
(number of companies; as of August 2005)
Customer Trading Volumes
(millions of shares)
Diversified
Industrials
11%
Energy
15%
Financial Institutions
23%
Consumer
5%
Technology, Media & Telecom
22%
Real Estate
11%
Insurance
6%
Healthcare
7%
INDUSTRY
COVERAGE
320
351
554
850
803
284
428
673
932
1,436
1,313
352
2000 2001 2002 2003 2004
2005-E ²
Listed
OTC
CAGR 28.5%
604
780
1,135
1,486
2,286
2,116
68
87
149
46
33
59
120
36

Corporate Presentation
November 2005

Principal Investing
Non-Conforming Mortgage Loans
• Portfolio run in conjunction with mortgage-backed securities portfolio
• Loans acquired through owned origination platform (First NLC) or purchased from third parties
• Current portfolio focus is on non-prime loans with summary characteristics of:
Average Fair Isaac FICO score¹
of approximately 625
Average loan to value of approximately 81.5%
Approximately 95% of loans become adjustable rate loans after 2 to 3 years
• Loans are funded through in-place warehouse lines or Arlington Funding (a proprietary commercial paper conduit) then securitized with permanent funding
• Permanent funding reduces mark to market liquidity risk and allows for 20-22x leverage
• Loan portfolio target IRR > 25%
1 FICO® risk scores rank-order consumers according to the likelihood that their credit obligations will be paid as expected. Source: Fair Isaac Corporation (www.fairisaac.com).

Corporate Presentation
November 2005

Principal Investing
Mortgage-Backed Securities
• $9.3 billion portfolio as of September 30, 2005
• Portfolio securities are primarily agency issues guaranteed by Freddie Mac, Fannie Mae or Ginnie Mae
• Low duration target of 1 to 2 — limits price risk
• Leverage guideline — 6x to 11x debt to equity, 10x to 11x long-term target
• Georgetown Funding, FBR’s proprietary $12 billion A1+/P1 commercial paper funding source
• Consistent high prepayments allow for continuous reinvestment
• Long-term average target ROE of approximately 20%
(Dollars in millions)
Book
Value
$9,411
Market
Value
$9,242
Average
Coupon
4.02%
Cost
Premium
101.55
WTD Avg.
CPR
35.59
Average
Life
1.45 yrs
Current
Face
$9,268
Effective
Duration
1.01 yrs
MBS Portfolio by Agency MBS Portfolio by Security
1/1 ARM
50.6%
2/1 ARM
31.5%
3/1 ARM
9.7%
4/1 ARM
4.8%
5/1 ARM
3.4%
FNMA
72.1%
FHLMC
19.5%
GNMA
3.9%
AAA
4.5%

Corporate Presentation
November 2005

Principal Investing
Merchant Banking
• All investment decisions driven by
fundamental valuation approach
• Proprietary deal flow through FBR &
Co., Inc.
• Independent due diligence and
investment committee process
• Deep industry knowledge allows for
expedited execution and innovative
structures enhance potential for
premium returns
• Investment banking experience
improves accuracy of our predicted
liquidity outcomes
• Portfolio of 20 investments funded with
FBR Group equity
FBR Merchant Banking has invested in 32 companies out of
168 lead-managed and 263 total transactions completed
by FBR since January of 2001
8
Period of
Investment
Investment
Amount
Total Banking
Fees Earned
Fieldstone Mortgage Company Nov-03 50,000,000 $     46,078,984 $
AmeriCredit Corp. Sep-02 40,329,295        26,462,476
American Financial Realty Trust Sep-02 40,000,001
1
43,883,007
Aames Investment Corporation Nov-04 39,525,000        16,736,691
New Century Sep-04 35,050,015        14,225,154
Peoples' Choice Financial Corporation Dec-04 32,900,000        22,638,972
Provident Aug-04 25,000,004        26,919,910
Quanta Capital Holdings Aug-03 25,000,000        35,090,698
ECC Capital Corporation Feb-05 24,999,998        21,639,199
KKR Financial Corp. Aug-04 23,250,000        33,041,790
Southwest Royalties Apr-02 18,333,333
2
1,714,662
Medical Properties Trust Mar-04 15,000,000        17,270,432
Oxford Finance Corp. Mar-02 14,650,000
3
2,889,359
Specialty Underwriters' Alliance Dec-03 12,976,692
4
6,436,194
Taberna Realty Finance Trust Apr-05 10,000,000        17,039,510
Vintage Wine Trust Mar-05 9,999,992          11,014,111
MCG Capital Nov-01 9,934,375          13,776,396
Saxon Capital, Inc. Jul-01 9,300,000          15,058,315
Asset Capital Corporation Jun-05 7,499,995          6,149,699
Annaly Jan-01 7,144,000          8,274,551
Accredited Home Lenders Feb-03 6,789,586          4,163,044
Equity Inns Jul-03 5,750,000          1,191,423
Franklin Bank Corporation Oct-02 5,580,000          4,369,198
JER Investors Trust Jun-04 5,264,033          11,124,647
Whittier Energy Corporation Jun-05 5,000,015          2,805,899
Lexington Strategic Asset Corporation Sep-05 4,999,996          3,181,995
CMET Finance Holdings Dec-03 4,650,000          7,351,588
Tower Group Holdings Oct-04 3,952,500          7,179,741
Anworth Dec-01 3,890,650          11,568,421
Government Properties Trust Oct-03 3,050,000
5
11,004,095
Atlas Pipeline Sep-03 -
6
375,000
Quaker Coal Nov-02 -
7
113,789
499,819,480 $   450,768,949 $
1
Includes $5 million note which has been repaid and $35,000,001 equity investment.
2
Represents a loan commitment of up to $25,000,000, of which $18,333,333 was funded and has been repaid.
3
Includes $10 million note which has been repaid and $4,650,000 equity investment.
4
Represents a loan of $2,000,000 which has been repaid and $10,976,692 equity investment.
5
Includes $950,000 note which has been repaid and $2,100,000 equity investment.
6
Represents a loan commitment of up to $25,000,000.  This commitment was not funded.
7
Break-up fee.
8
Transaction total composed of public and private equity and debt offerings.
   Excludes M& A, Advisory and ABS transactions. As of September 30, 2005.

Corporate Presentation
November 2005

• Non-prime residential mortgage lending with nationwide origination
• Loan products with flexibility on a broad array of attributes: maturity, documentation, rate type and credit quality
Principal Investing
First NLC Financial Services, LLC
Operational Profile
• Headquartered in Deerfield Beach, FL
• Licensed in 41 States
• 41 Retail Branches
• 6 Operation Centers
• Approximately 1,700 Employees
See statement concerning Forward Looking Information on page 1.
Originations ($ in billions):
2004 $ 3.4
Q3 2005 Run-Rate $ 7.0
Corporate Contribution ($ in millions):
Revenue $ 28.1
Pre-Tax Income $ 2.1
2005 Q3 Performance ¹

Corporate Presentation
November 2005

Asset Management Products and Services
Managed Funds
5
Hedge Funds
• FBR Ashton Income Fund, LLC
• FBR Life Sciences Fund, LLC
• FBR Life Sciences, Ltd
• FBR Weston, LP
Funds of Funds
• FBR Pegasus Fund of Funds, LLC
• FBR Pegasus Fund of Funds, Ltd
• FBR Multi-Strategy Fund, LLC
Private Wealth Advisory Services
• Open architecture asset allocation
• Risk-managed portfolio construction
• Best of breed third party traditional investments
• Access to FBR proprietary alternative strategies
• Access to FBR Syndicate dealflow
• Open architecture performance reporting
• Tax and legal advisory “quarterbacking”
• Liquidity management
• Concentrated stock strategies
• 10b5-1 Plans and options / stock sales
• Restricted stock sales
Private Wealth Management
The FBR Funds ¹
(Mutual Funds)
Equity funds (see next page)
• FBR Small Cap Financial Fund
• FBR Large Cap Financial Fund
• FBR Small Cap Fund
2
• FBR Gas Utility Index Fund
• FBR Small Cap Technology Fund
• FBR Large Cap Technology Fund
Fixed income and money market funds
•
FBR Fund for Government Investors ³
• FBR Maryland Tax-Free Portfolio
4
• FBR Virginia Tax-Free Portfolio
4
5. Managed Funds currently offered through FBR Investment Management, Inc.
1. Investors are asked to consider the investment objectives, risks, charges and expenses of the FBR Funds carefully before investing. For more complete information about FBR Mutual Funds, including fees and expenses, and a copy of a FREE prospectus please call 888.888.0025 or visit us at
www.fbrfunds.com .
Please read the
prospectus carefully before you invest or send money. FBR Mutual Funds are distributed by FBR Investment Services, Inc., member NASD/SIPC.
2. The FBR Small Cap Fund is closed to NEW investors effective October 1, 2004.
3. Investments in money market funds are not guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the NAV (Net Asset Value) at $1.00 per share, it is possible to lose money by investing in the fund.
4. Some income earned in the tax- free Portfolios may be subject to the Federal Alternative Minimum Tax. Income earned by non-Maryland or non-Virginia residents will be subject to applicable state and local taxes.

FBR

	MORNINGSTAR	
	★★★★★	
	★★★★★	
	★★★★	
	★★★★	
	★★★

Corporate Presentation
November 2005

FBR Mutual Funds
Commenced 01/03/97
7.57% n/a n/a 29.18% 23.12% 8.01% FBR Large Cap Technology Fund
3, 4 *
1.41% n/a n/a n/a 22.78% 9.40% FBR Small Cap Technology Fund
2, 3, 4 *
11.00% n/a 9.04% 12.69% 2.66% -2.26% FBR Large Cap Financial Fund
1, 3
10.19% 11.66% 4.83% 24.49% 32.77% 6.84% FBR Gas Utility Index Fund
5 *
16.94% n/a 20.35% 18.39% 3.23% -3.31% FBR Small Cap Financial Fund
1, 2, 3
17.03% n/a 18.48% 28.91% 16.50% -2.60% FBR Small Cap Fund
2, 3, 6
Average Annual Total Returns thru 9/30/2005
Since Inception Rating Q3 2005 1- Year 3- Years 5-Years 10- Years
The Overall Morningstar Rating™
is based on risk-adjusted returns, derived from a weighted average of the 3-, 5 -, and 10-year (if applicable) Morningstar metrics.
* The FBR Gas Utility Index Fund commenced on 05/10/89 as the American Gas Index Fund.  The FBR Large Cap Technology
Fund commenced on 02/01/02. The FBR Small Cap Technology Fund commenced on 01/20/04.
FBR Small Cap Fund rated 5 stars for 3- and 5-yrs among 577 and 421 small growth funds respectively.  FBR Small Cap Financial Fund rated 4 stars for 3-yrs and 5 stars for 5-yrs among 103 and 77 financial funds respectively. FBR Large Cap Technology Fund rated 4 stars for 3-yrs among 247 technology funds. FBR Gas Utility Index Fund rated 3 stars for 3-
yrs and 4 stars for 5- and 10-yrs among 68, 72 and 38 utility funds respectively.  FBR Large Cap Financial Fund rated 2 stars for 3-yrs and 4 stars for 5-yrs among 103 and 77 financial funds respectively. For each fund with at least a three-year history, Morningstar calculates a Morningstar
Rating™
based on a Morningstar risk-adjusted return measure that
accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars,  the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star.
TOTAL RETURNS REPRESENT PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. The current performances may be lower or higher than performance data quoted.  To obtain performance data current to the most recent month-end please call 888.200.4710 or visit us at www.fbrfunds.com.  Investment return and principal will fluctuate so that investors’ shares, when redeemed, may be worth more, or less, than their original value.
Investors are asked to consider the investment objectives, risks, charges and expenses of The FBR Funds carefully before investing. For more complete information about The FBR Funds, including fees and expenses, and a copy of a FREE prospectus please call 888.888.0025 or visit us at www.fbrfunds.com. Please read the prospectus carefully before you invest or send money. The FBR Funds
are distributed by FBR Investment Services, Inc., member NASD/SIPC.
1 Fund investments are focused in the financial services industry, which may be adversely affected by regulatory or other market conditions, such as rising interest rates.
2 Investing in a small-cap fund involves the risks of investing in small-cap companies, which generally involve greater risk than investing in larger, more established companies.
3  The non-diversified nature of the Fund may subject investors to greater volatility than other diversified funds.
4 Fund investments are focused in the technology sector, which may be affected by developments in the technology industry and its related businesses. In addition, the Fund may be subject to risks posed by use of derivative instruments.
5 The Fund is subject to risks associated with the natural gas industry which is sensitive to interest rates, weather and competition risks.
6 The FBR Small Cap Fund is closed to NEW investors effective October 1, 2004.

Corporate Presentation
November 2005

Asset Management
Private Wealth Management
•
Comprehensive private wealth management services provided to high net worth individuals and families through FBR Investment Management, Inc.
(FBRIM), an SEC-registered investment adviser
•
FBRIM manages approximately $721 million in assets
1
•
Private Wealth Management professionals work in defined teams, responding to specific wealth management client needs including:
1.  As of 9/30/05.
Open architecture performance reporting
Tax and legal advisory “quarterbacking”
Liquidity management
Concentrated stock strategies
10b5-1 Plans and options / stock sales
Restricted stock sales
Open architecture asset allocation
Risk-managed portfolio construction
Best of breed third party traditional
investments
Access to FBR proprietary alternative
strategies
Access to FBR Syndicate dealflow

Corporate Presentation
November 2005

Five-Year Indexed Total Return
1
FBR vs. Peer Group vs. S&P 500
10/24/2000 - 10/24/2005
0
100
200
300
400
500
10/24/00 10/24/01 10/24/02 10/24/03 10/24/04 10/24/05
Market Return Comparison
Notes:
1. Indexed Prices are adjusted for dividends and stock splits (reinvested on ex-date)
2. Peer Group includes Jeffries Group, Bear Stearns, Goldman Sachs, Lehman Brothers and Piper Jaffray
Source: FactSet
Merger Close
Date
3/31/2003
Annualized Total Return
Merger
5-Year Close
Return Date
FBR
11.5% 11.4%
Peer Group ²
8.3% 28.1%
S&P 500
(1.4%) 16.4%

Corporate Presentation
November 2005

Peer Group Statistical Analysis
Highlights
• Superior
Margins
• Lowest Cost
Platform
• Solid ROAE
• Highest
Dividend
Yield
• Compelling
Valuation
($ in 000s, Peers ranked by Equity)
Broker / Dealer
Latest Twelve
Months (LTM)
Period End
Most Recent
Quarter (MRQ)
Stockholder's
Equity
LTM
Net Income
LTM
Net Revenue
Net Income
Growth
(YTD04 -
YTD05)
1
Net Revenue
Growth
(YTD04 -
YTD05)
1
LTM Profit
Margin
LTM
ROAE
Assets / Core
Book2
FBR3
30-Sep-05 $1,394,137 $182,581 $731,716 -63.5% -24.3% 25.0% 12.4% 13.1x
Goldman Sachs 26-Aug-05 $26,607,000 $5,179,000 $23,077,000 18.6% 15.8% 22.4% 20.7% 25.2x
Lehman Brothers 31-Aug-05 16,334,000 2,948,000 13,823,000 37.6% 25.8% 21.3% 19.2% 23.5x
Bear Stearns 31-Aug-05 9,881,046 1,382,341 7,352,149 6.8% 10.8% 18.8% 15.4% 28.8x
Jefferies Group 30-Sep-05 1,200,000 146,100 1,139,933 15.4% 10.5% 12.8% 13.5% 10.6x
Piper Jaffray 30-Sep-05 734,185 35,529 762,664 -38.5% -5.8% 4.7% 4.9% 3.5x
Peer Average 8.0% 11.4% 16.0% 14.7% 18.3x
Broker / Dealer
10/24/2005 Market
Value
Price/
Book
Price / Core
Book2
Price / 2005E
EPS
Price / 2006E
EPS
Dividend Yield
LTM Net
Revenue /
Employee
LTM Comp &
Benefits/ LTM
Net Revenue
LTM Net Income
/ Employee
FBR $1,590,180 1.1x 1.0x 9.1x 6.7x 8.5% $997 42.0% $249
Goldman Sachs $55,583,552 2.1x 2.1x 11.2x 11.2x 0.8% $1,047 61.1% $235
Lehman Brothers 31,339,988 1.9x 1.9x 10.9x 11.1x 0.7% 628 49.3% 134
Bear Stearns 15,424,236 1.6x 1.6x 10.4x 10.2x 1.0% 639 47.4% 120
Jefferies Group 2,452,264 2.0x 2.0x 18.8x 16.7x 1.2% 570 56.2% 73
Piper Jaffray 680,722 0.9x 0.9x 19.4x 15.7x NA 262 61.1% 12
Peer Average 1.7x 1.7x 14.2x 13.0x 0.9% $629 55.0% $115
Footnotes:
1. YTD = Year To Date
2. Core Book adjusted for accumulated other comprehensive income / loss.
3. FBR income statetement financials exclude FNLC.
Sources: Company Reports, Bloomberg (Market Data as of 10/24/2005).

Corporate Presentation
November 2005

FBR at a Glance
Performance Summary
•
Top 10 investment banking firm ¹
• 31% Revenue CAGR 1992 through Q3 2005
•
$1.6 billion market cap ²
• Strong, highly-liquid balance sheet: Equity $1.4 billion; Assets $21.0 billion
• One of the most efficient cost structures in the industry
•
Leading capital markets platform ¹
#1 lead underwriter of common stock for U.S. companies valued $2 billion and under
#9 lead underwriter of common stock for all U.S. companies ³
#1 lead underwriter of IPOs for all Real Estate companies worldwide
#2 lead underwriter of common stock for U.S. Oil & Gas companies
Top ten underwriter — $5.9 billion lead/sole managed equity through Q3 2005
4
• Diversified mortgage and principal investing activities
• Asset management business positioned for growth
• Stable and diversified earnings stream supports regular dividends
• History of significant growth; significant future growth opportunities
1. Source: Dealogic; see page 6.
2. 10/24/05 closing price of $9.36.
3. Source: Dealogic. Relates to total dollar amount, with over-allotment, of all IPOs, secondary offerings and private placements for all U.S.
issuers; priced between 1/1/05 and 9/30/05, with apportioned credit to all book-runners. Excludes closed-end funds and best efforts.
4. Excluding asset-backed securitizations.

Metropolitan Washington, D.C. Headquarters
1001 Nineteenth Street North •
Arlington, Virginia 22209
Tel:  703.312.9500 •
Fax: 703.312.9501
www.fbr.com
Phoenix
2555 East Camelback Road
Suite 180
Phoenix, Arizona 85016
602.794.3700
San Francisco
4 Embarcadero Center
Suite 1950
San Francisco, California 94111
415.248.2900
Seattle
Two Union Square
601 Union Street, Suite 4200
Seattle, Washington 98101
206.652.3564
London, UK
8th
Floor
Berkeley Square House
Berkeley Square
London WIJ 6DB
011.44.20.7409.5300
Vienna, Austria
Millenium Tower, 23rd floor
Handelskai 94-96
A-1201 Vienna
011.43.12.402.7250
First NLC Headquarters
700 W. Hillsboro Boulevard
Bldg. 1, Suite 204
Deerfield Beach, Florida 33441
954.420.0060
Bethesda
4922 Fairmont Avenue
Bethesda, Maryland 20814
301.657.1500
Boston
100 Federal Street, 29th
Floor
Boston, Massachusetts 02110
617.757.2900
Cleveland
3201 Enterprise Parkway
Suite 320
Cleveland, Ohio 44122
216.593.7000
Dallas
2100 McKinney Avenue
Suite 1940
Dallas, Texas 75201
469.341.1200
Denver
1200 17th Street, Suite 550
Denver, Colorado 80202
720.946.6010
Houston
600 Travis Street
Suite 6070
Houston, Texas 77002
713.343.1000
Irvine (Los Angeles)
18101 Von Karman Avenue
Suite 950
Irvine, California 92612
949.477.3100
New York
299 Park Avenue, 7th
Floor
New York, New York 10171
212.457.3300
Friedman Billings Ramsey Group, Inc.
NOTE: Not all services are available from all offices.
Does not include FNLC branch offices.

2005 N O V E M B E R CAPITAL FOR YOUR CONQUEST ADDENDUM

Corporate Presentation
November 2005

Financial Results
Income Statement
See statement concerning Forward Looking Information on page 1.
(Dollars in 000's)
2005 2004 2005 2004
REVENUES
Investment banking 89,061 $                141,621 $             278,231 $             294,722 $
Institutional brokerage 33,696                   22,746                   84,837                   84,388
Asset management 8,746                     8,781                     25,382                   22,921
Principal investment 158,039                 112,945                 399,350                 347,147
Mortgage banking 46,983                   -                         92,633                   -
Other 3,376                     1,827                     9,327                     4,824
Gross revenues 339,901                 287,920                 889,760                 754,002
Interest expense and loan loss provision 161,263                 44,265                   340,948                 111,188
Revenues, net of interest expense and loan loss provision 178,638                 243,655                 548,812                 642,814
NON-INTEREST EXPENSES
Compensation and benefits 88,348                   95,824                   244,162                 228,411
Other expenses 59,155                   35,353                   177,125                 115,307
Total non-interest expenses 147,503                 131,177                 421,287                 343,718
Net income before income taxes 31,135                   112,478                 127,525                 299,096
Income tax provision 8,090                     20,329                   26,825                   36,129
Net income 23,045                   92,149                   100,700                 262,967
Diluted earnings per share 0.14 $                    0.55 $                    0.59 $                    1.56 $
Dividends declared per share 0.34 $                    0.34 $                    1.02 $                    1.14 $
Three Months Ended September 30, Nine Months Ended September 30,

Corporate Presentation
November 2005

Financial Results
Balance Sheet
See statement concerning Forward Looking Information on page 1.
(Dollars in 000s)
September 30, June 30, December 31,
2005 2005 2004
ASSETS
Cash and cash equivalents 181,534 $             299,428 $             224,371 $
Mortgage-backed securities, at fair value 9,268,662             10,622,271           11,726,689
Mortgage loans, net 8,540,692             3,075,753             -
Long-term investments 361,131                 433,206                 441,499
Other investments 1,917,660             732,515                 191,119
Intangible assets 188,405                 189,551                 122,417
Other assets 582,742                 304,033                 222,193
Total assets 21,040,826           15,656,757           12,928,288
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Commercial paper 8,214,835 $          7,765,230 $          7,294,949 $
Repurchase agreements 6,853,306             4,923,394             3,467,569
Securitization financing 3,809,901             702,636                 -
Other liabilities 484,719                 523,485                 458,876
Long-term debt 283,928                 222,991                 128,370
Total liabilities
19,646,689           14,137,736           11,349,764
Total shareholders' equity
1,394,137             1,519,021             1,578,524
Total liabilities and shareholders' equity 21,040,826           15,656,757           12,928,288
Book Value Per Share - GAAP 8.21 $                    8.96 $                    9.46 $
Book Value Per Share - Core 9.44 $                    9.62 $                    9.68 $
Shares Outstanding 169,891                 169,617                 166,932

2005 CAPITAL FOR YOUR CONQUEST N O V E M B E R